UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 4, 2017
Date of Report (Date of earliest event reported)

PICO HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

California (State or other Jurisdiction of Incorporation or Organization)	33-36383 (Commission File Number)	94-2723335 (IRS Employer Identification No.)

7979 Ivanhoe Avenue, Suite 300
La Jolla, California 92037
(Address of principal executive offices) (Zip code)

Registrant's Telephone Number, Including Area Code: (888) 389-3222

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 4, 2017, PICO Holdings, Inc. (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”). As of March 10, 2017, the record date for the Annual Meeting, 23,072,403 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 20,047,033 shares of common stock were present in person or represented by proxy for the seven proposals summarized below.

Proposal 1: Election of Directors

The Company’s shareholders elected the five persons listed below to serve for one year until the Company’s Annual Meeting of Shareholders in 2018. The final voting results are as follows:

Name of Directors Elected	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Gregory Bylinksy	16,639,456	67,547	17,222	3,322,808
Andrew F. Cates	16,581,034	123,881	19,310	3,322,808
Daniel B. Silvers	13,968,431	2,736,483	19,311	3,322,808
Eric H. Speron	16,593,551	111,464	19,210	3,322,808
Maxim C.W. Webb	16,548,864	154,042	21,319	3,322,808

Proposal 2: Advisory (non-binding) vote to approve the combination of the Chairman of the Board of Directors and Chief Executive Officer positions

The Company’s shareholders approved on an advisory (non-binding) basis, the combination of the Chairman of the Board of Directors and Chief Executive Officer positions. The final voting results are as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
9,993,802	6,711,684	18,739	3,322,808

Proposal 3: Advisory (non-binding) vote on the compensation of the Company’s named executive officers

The Company’s shareholders approved on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as described in the Company's proxy statement. The final voting results are as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
16,476,011	230,513	17,701	3,322,808

Proposal 4: Advisory (non-binding) vote on the frequency of advisory voting on the compensation paid to the Company’s named executive officers

The Company’s shareholders approved on an advisory (non-binding) basis, that the frequency of advisory voting on the compensation paid to the Company’s named executive officers should be every one year (i.e., an annual vote). The final voting results are as follows:

1 Year	2 Years	3 Years	Votes Abstained
15,557,469	18,742	1,120,915	27,099

Consistent with the preference of the Company’s shareholders indicated by the voting results for Proposal 4, the Company has decided to include an advisory (non-binding) vote on the compensation of the Company’s named executive officers every year until the next required vote on the frequency of such advisory votes.

Proposal 5: Ratification of the appointment of Deloitte & Touche LLP

The Company’s shareholders ratified the selection by the Audit Committee of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The final voting results are as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
19,849,481	170,611	26,941	N/A

Proposal 6: Approval to change the state of incorporation of the Company from California to Delaware

The Company’s shareholders approved the proposal to change the state of incorporation of the Company from California to Delaware. The final voting results are as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
16,594,167	119,010	11,048	3,322,808

Proposal 7: Approval of the authorization to adjourn Annual Meeting

The Company’s shareholders approved the authorization to adjourn the Annual Meeting. The final voting results are as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
16,966,800	3,021,346	58,887	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2017

PICO HOLDINGS, INC.

By: /s/ John T. Perri

John T. Perri
Chief Financial Officer